UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material under §240.14a-12

TCW FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee paid previously with preliminary materials.

[  ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

TCW Concentrated Large Cap Growth Fund

A series of TCW Funds, Inc.

515 South Flower Street

Los Angeles, California 90071

October 2, 2026

Dear Shareholder:

I am writing to ask for your vote on an important matter that may affect your investment in TCW Concentrated Large Cap Growth Fund (the “Fund”), a series of TCW Funds, Inc. (the “Corporation”). Votes will be cast at a shareholder meeting scheduled for December 9, 2026. Details about the meeting and the ways you can submit your vote are included in the enclosed proxy statement.

TCW Investment Management Company LLC (“TCW”) and the Corporation’s Board of Directors (the “Board”) are recommending a vote FOR the proposal to reclassify the Fund from “diversified” to “non-diversified” under the Investment Company Act of 1940, allowing TCW greater flexibility in managing the Fund’s portfolio holdings.

TCW and the Board believe that enhancing TCW’s flexibility to manage the Fund is in your best interest because it allows TCW:

1) to better pursue the Fund’s investment objective on your behalf

2) to actively manage relative risk expectations for the largest positions held by the Fund that are also included in its index

IMPORTANT: The Fund’s investment objective, strategy and other investment policies will remain unchanged.

YOUR VOTE MAKES A DIFFERENCE!

How the proxy solicitation will work

You may be contacted by [EQ Fund Solutions], a third-party company hired by TCW that is responsible for the proxy solicitation.

[EQ] offers four convenient ways to vote:

1. By telephone: toll-free at [       ]

2. Via the Internet: www.proxy-direct.com

3. By returning the proxy card you receive by mail

4. By participating in the shareholder meeting on December 9, 2026

Further information and additional copies of the proxy statement, the accompanying Notice of a Special Meeting of Shareholders, and the proxy card are free and available upon request (see telephone number above or visit [    ]).

Please note: If you don’t vote now, you may continue to be contacted by [EQ Fund Solutions].

Sincerely,

/s/ Peter Davidson
Peter Davidson
Secretary

TCW FUNDS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 9, 2026

A Special Meeting of Shareholders of TCW Concentrated Large Cap Growth Fund (the “Fund”), a series of TCW Funds, Inc. (the “Corporation”), a Maryland corporation, will be held on December 9, 2026, at 8:00 a.m. Pacific Daylight Time (the “Meeting”) for the following purposes:

ITEM 1. To approve reclassifying the diversification status of the Fund under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified”.

ITEM 2. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponements thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE FOR ITEM 1.

Only the Fund’s shareholders of record as of October 2, 2026 (the “Record Date”) will be entitled to vote at its Meeting of Shareholders. Your vote is important. Whether or not you expect to attend the Meeting, please follow the steps listed on the enclosed proxy card to vote.

By Order of the Board of Directors

/s/ Peter Davidson
Peter Davidson
Secretary

Dated: October 2, 2026

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, THEN PLEASE RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS LISTED ON YOUR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR, IF YOU HAVE REQUESTED A PROXY CARD BY MAIL, YOU MAY VOTE BY COMPLETING, SIGNING, DATING AND RETURNING THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, YOU WILL BE ASKED TO ENTER A UNIQUE CODE THAT HAS BEEN ASSIGNED TO YOU, WHICH IS PRINTED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR YOUR PROXY CARD. THIS CODE IS DESIGNED TO CONFIRM YOUR IDENTITY, PROVIDE ACCESS TO THE VOTING SITE AND CONFIRM THAT YOUR INSTRUCTIONS ARE PROPERLY RECORDED. IF YOU HAVE ANY QUESTIONS REGARDING THE PROXY STATEMENT, PLEASE CALL [       ]. PLEASE GIVE YOUR VOTING INSTRUCTIONS OR SUBMIT YOUR PROXY CARD PROMPTLY SO THAT IT IS RECEIVED BY THE DATE OF THE MEETING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR CORPORATION.

TCW CONCENTRATED LARGE CAP GROWTH FUND

A series of TCW Funds, Inc.

515 South Flower Street

Los Angeles, California 90071

PROXY STATEMENT

This Proxy Statement relates to the proposal to reclassify the diversification status of TCW Concentrated Large Cap Growth Fund (the “Fund”), a series of TCW Funds, Inc. (the “Corporation”), from “diversified” to “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Proposal”).

This Proxy Statement is being mailed to shareholders of the Fund on or about October 12, 2026.

All proxies solicited by the Board of Directors of the Fund (the “Directors”) that are properly executed and received by the Secretary of the Fund prior to the Special Meeting of Shareholders of the Fund to be held on December 9, 2026 (the “Meeting”), and not revoked, will be voted at the Meeting.

For your vote to be counted it must be received by [EQ Fund Solutions] by [11:00 A.M. Eastern Time] on December 9, 2026.

This Proxy Statement is available at [    ].

This Proxy Statement explains concisely what you should know before voting on the Fund’s proposed reclassification from a diversified fund to a non-diversified fund. Please read it carefully and retain it for future reference.

If there is anything you do not understand, please call the toll-free number, [      ], or contact your financial intermediary.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. Please refer to your proxy card or Notice of Internet Availability of Proxy Materials for instructions on voting by telephone or Internet. To record your vote via automated telephone service, call the toll-free number listed on your proxy card or follow the instructions found on the Notice of Internet Availability of Proxy Materials. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Notice of Internet Availability of Proxy Materials in the mail. If the information you provide matches the information provided to [EQ Fund Solutions] by the Corporation, then a representative can record your instructions over the phone. To use the Internet, please access the Internet address listed on your proxy card and/or Notice of Internet Availability of Proxy Materials and follow the instructions on the website. As the meeting date approaches, you may receive a call from a representative of the Corporation, [EQ Fund Solutions], or its affiliates if the Corporation has not yet received your vote. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can request a copy of a full set of proxy materials, which includes a proxy card and/or voting instructions. To vote proxies or submit voting instructions by mail, please mark, sign, date, and return the proxy card received with the Proxy Statement by following the instructions on the proxy card, or you can attend the Meeting in person.

What are shareholders being asked to vote on?

The Directors are recommending that shareholders of the Fund approve the reclassification of the Fund’s diversification status from diversified to non-diversified. As a diversified fund, the Fund is currently limited in its percentage ownership of securities of any single issuer. If the reclassification is approved by shareholders, the

Fund will not be subject to its current limitations and the Fund’s investment advisor, TCW Investment Management Company LLC (“TCW”), would have greater flexibility over time to increase or decrease positions in single issuers according to its relative risk expectations for these issuers. Changing the Fund’s classification to a non-diversified fund will provide TCW with enhanced flexibility to actively manage the Fund’s portfolio holdings and potentially result in better investment performance.

If shareholders approve the reclassification of the Fund as a non-diversified fund, the Fund’s fundamental investment policies regarding diversification of investments will be changed to reflect that the Fund is non-diversified. The Fund’s investment objective, strategy and other investment policies will remain unchanged.

What is the difference between a diversified fund and non-diversified fund?

Under Section 5(b) of the 1940 Act a fund must be classified as either diversified or non-diversified. The 1940 Act provides that a fund that is classified as diversified, with respect to 75% of its total assets, may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. Additionally, with respect to 75% of its total assets, a diversified fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. government securities, securities of other investment companies, or cash and cash items (including receivables). A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the forgoing. The remaining 25% of a diversified fund’s total assets are not subject to these limitations. In effect the aggregated total of single issuer positions of 5% or more cannot exceed 25% of a fund’s total assets. The above limitations applicable to diversified funds apply at the time of a fund’s investment in a security and, therefore, a fund is not required to sell a position in a security if the fund subsequently exceeds the diversification limits as a result of market appreciation of such security. In these instances, however, a diversified fund is restricted from purchasing any additional amount of such security until the fund’s portfolio is in compliance with the above diversification limits.

A non-diversified fund is not subject to these limitations and may therefore hold a greater percentage of its assets in the securities of a single issuer or small number of issuers. A non-diversified fund may freely establish an underweight position relative to the benchmark weight with full confidence in the ability to repurchase the shares if the facts and fundamentals change. While a non-diversified fund is not subject to the diversification limitations under the 1940 Act, it is still subject to tax diversification requirements under the Internal Revenue Code of 1986 (the “Code”) (please see below for more detail).

Why are shareholders being asked to approve a change in the Fund’s diversification classification?

The Fund’s investment objective is to seek to provide long-term capital appreciation. TCW invests at least 80% of the value of the Fund’s net assets, plus any borrowings for investment purposes, in a concentrated portfolio of equity securities of large-capitalization companies (i.e. companies with market capitalizations, at the time of acquisition, within the capitalization range of the Russell 1000® Growth Index (the “Index”)).

Over the past several years, certain technology-related issuers have experienced significant increases in market capitalization. Consequently, the Index has become much more concentrated at the individual issuer level. As of September 3, 2026, issuer weightings over 5%, in aggregate, comprised 37.06% of the Index’s total weight. Specifically, as of September 3, 2026, the weightings of the following issuers represented over 5% of the Index: Nvidia Corp. (15.48%), Alphabet Inc. (10.74%), Microsoft Corp. (5.66%), and Broadcom Inc. (5.18%). Although levels of concentration have historically fluctuated in the Index, TCW believes that this market concentration is likely to continue.

In order to meet the requirements of the Fund’s current diversification status, TCW is limited in its ability to effectively manage the Fund’s current positions in certain issuers. Similar to the Index, the Fund’s portfolio has gradually become more concentrated over time as a result of increases in the market capitalization of certain issuers. Although the Fund technically remains classified as a diversified fund, the relative increase in the market value of certain holdings has caused the Fund’s portfolio to become sufficiently concentrated that investors in the Fund are subject to risks similar to those associated with investing in a non-diversified mutual fund. As of September 3, 2026, issuer weightings over 5%, in aggregate, comprised 41.15% of the Fund’s total assets. The Fund is not required to reduce these positions because they are the result of market appreciation subsequent to the Fund’s investment. However, TCW is limited in its ability to effectively manage these positions based on its current investment thesis or relative risk expectations for these issuers. Specifically, TCW is currently limited to only being able to reduce its more concentrated positions and, therefore, is unable to freely adjust these positions upward or downward relative to the Index and TCW’s long-term outlook of an issuer’s fundamentals. As a result, TCW cannot fully mitigate the Fund’s active risk with respect to certain very large index constituents. The Fund is actively managed and does not seek to track the holdings or issuer weightings of the Index and, therefore, if the proposal is approved by the Fund’s shareholders, the Fund may seek to hold overweight or underweight positions in specific issuers relative to the Index based on TCW’s long-term risk and return expectations for a particular issuer.

[TCW believes that reclassifying the Fund as a non-diversified fund is in the best interest of the Fund and its shareholders and will provide TCW with increased investment flexibility over time to adjust individual positions based on TCW’s relative risk expectations for these issuers and the potential for better investment performance.

The Directors, including the Directors who are not interested persons of the Fund (as defined in the 1940 Act), unanimously recommend approval of the proposal. In recommending that shareholders approve the proposal, the Directors considered, among other things the potential benefits to the Fund from operating as a non-diversified fund, including the increased flexibility afforded to TCW to actively manage the Fund’s portfolio holdings. The Directors considered the risks associated with the proposal, including those risks that relate to the Fund potentially becoming more concentrated in a smaller number of issuers. The Directors also considered the anticipated costs to the Fund of the proposal, including costs for proxy solicitation, if needed, and the costs associated with potential portfolio repositioning, if any.

As noted above, if shareholders approve the reclassification of the Fund to a non-diversified fund, the Fund’s fundamental investment policies regarding diversification of investments will be changed to reflect that the Fund is non-diversified. The Fund’s other investment policies will remain unchanged, including the Fund’s policy concerning industry concentration.]

Who is eligible to vote?

Only shareholders of the Fund as of the close of business on October 2, 2026 (the “Record Date”), will be entitled to vote or give voting instructions at the Meeting. Each shareholder of record is entitled to one vote for each dollar of net asset value of shares held by that shareholder on the Record Date (i.e., number of shares owned times net asset value per share), with fractional dollar amounts voting proportionally.

Will the reclassification have tax consequences for the Fund?

Approval of this Proposal will not affect the Fund’s ability to comply with the diversification and other requirements of the Code, which are applicable to the Fund so that the Fund will not be subject to U.S. federal income taxes on its net investment income. In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of the Fund’s taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (x) the securities of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies) or (y) in the securities of one or more publicly traded partnerships.

Will the reclassification increase the Fund’s risk profile?

TCW believes moving to a non-diversified classification may enhance the Fund’s ability to manage portfolio risk and potentially decrease overall portfolio risk by providing TCW with more flexibility to adjust individual positions based on TCW’s relative risk expectations for these issuers. The change from a diversified fund to a non-diversified fund does not necessarily mean that TCW will manage the Fund as a more concentrated portfolio and TCW does not anticipate any material change to the Fund’s investment approach. However, concentration of investments in a smaller number of issuers exposes a fund to the risks associated with such issuers to a greater extent than a fund invested in a larger number of issuers. Poor performance by any one of these issuers could adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund. While investing a larger portion of the Fund’s assets in the stocks of fewer issuers may prove beneficial when such issuers outperform the market, larger investments in the stocks of fewer issuers may also magnify any negative or under-performance by such issuers. In general, because the Fund’s performance may become more closely tied to the value of a single issuer or small number of issuers, it is likely to become more volatile than the performance of more diversified funds. However, TCW believes these additional risks are outweighed by the potential for improved performance and greater flexibility afforded to TCW. As discussed above, there have been significant increases in the market capitalization of certain technology-related issuers currently held by the Fund and included in the Index. The limitations imposed on diversified funds under the 1940 Act restricts TCW from actively managing these positions. We believe moving to a non-diversified classification may enhance the Fund’s ability to manage portfolio risk and potentially decrease overall portfolio risk by providing TCW with more flexibility to adjust individual positions based on TCW’s relative risk expectations for these issuers.

Who manages the Fund?

TCW is the investment advisor for the Fund. TCW, located at 515 South Flower Street Los Angeles, California 90071. TCW was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. As of December 31 2025, the Advisor and its affiliated companies, which provide a variety of investment management and investment advisory services, had approximately $206.2 billion in assets under management or committed to management (of which $40.4 billion related specifically to TCW). The Fund’s administrator is State Street Bank and Trust Company, located at One Congress Street, Boston, Massachusetts 02114. The Fund’s distributor is TCW Fund Distributors LLC, located at 515 South Flower Street, Los Angeles, CA 90071.

What are the costs associated with the reclassification?

The cost associated with the reclassification of the Fund from a diversified fund to non-diversified fund are estimated to be approximately $[    ]. This cost estimate includes estimated costs for printing, preparation, and mailing of the proxy materials and related shareholder communications. Additionally, this cost estimate includes estimated costs of approximately $[    ] to be paid to [EQ Fund Solutions Trust Company, N.A. (“EQ Fund Solutions”)] to provide shareholder solicitation services, vote tabulation services, and shareholder meeting services. The Fund shall bear the fees and expenses associated with the reclassification and such costs may increase substantially if this proposal is contested or increased solicitation or mailing services are required.

To the extent portfolio securities are repositioned in connection with the change in classification from a diversified fund to a non-diversified fund, shareholders of the Fund will indirectly incur commissions and other transaction costs typically associated with the purchase and sale of securities. TCW expects that any immediate costs associated with repositioning of the Fund’s holdings as a result of the change to a non-diversified fund will be immaterial relative to the Fund’s net assets. TCW anticipates that any resulting changes to the Fund’s portfolio composition will occur over a period of time in response to TCW’s view of the performance potential and relative risk of an issuer in light of prevailing market conditions. These transactions may also generate taxable gains for shareholders, which will vary depending on the level of repositioning of the Fund’s holdings.

What if shareholders do not approve the reclassification?

If shareholders do not approve the Fund’s reclassification from a diversified fund to non-diversified fund, there will be no changes made to the Fund’s classification and the Fund will continue to operate as a diversified fund.

The Directors, including the Directors who are not interested persons of the Fund (as defined in the 1940 Act), unanimously recommend approval of the reclassification.

The Directors know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Directors’ intention that proxies will be voted on such matters in accordance with the judgement of the persons named in the enclosed form of proxy.

MORE INFORMATION ABOUT THE PROPOSAL

The reclassification will become effective only if approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting, or represented by proxy if the holders of more than 50% of the voting power of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities.

In cases where another TCW mutual fund owns shares of the Fund, TCW will mirror vote the Fund’s shares held by the investing fund in the same proportion as the votes cast by the other shareholders of the Fund. As of the Record Date, TCW mutual funds are a [  ]% shareholder of the Fund.

Quorum, and Method of Tabulation. The holders of a majority of the voting power of the shares of the Fund as of the Record Date present at the Meeting or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares as of the Record Date (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

Votes cast by proxy or at the Meeting will be counted by persons appointed by the Fund as the vote tabulators for the Meeting. The vote tabulators will count the total number of votes cast “for” approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulators will count shares represented by proxies that are marked with an abstention as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions have the effect of a negative vote on the Proposal.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) are not applicable for this Meeting because shareholders are being asked to vote on a matter that is deemed “non-routine” and for which brokers do not have discretionary voting power.

Shares Outstanding. The number of shares of the Fund outstanding as of [    ], 2026, were as follows:

Class of Shares	Number of Shares Outstanding (rounded to the nearest share)
Class I	[ ]
Class I-3	[ ]
Class N	[ ]

Share Ownership. As of [ ], 2026, the officers and Directors, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Fund.

To the best of the knowledge of the Fund, as of [ ], 2026, the following shareholders owned of record or beneficially 5% or more of the following classes of the Fund’s outstanding shares. All holdings are of record unless otherwise indicated.

FUND and CLASS NAME	PERCENTAGE CLASS OWNERSHIP	NAME and ADDRESS of INVESTOR
TCW Concentrated Large Cap Growth Fund CLASS I
TCW Concentrated Large Cap Growth Fund CLASS I-3
TCW Concentrated Large Cap Growth Fund CLASS N

To the best of the knowledge of the Fund, as of [ ], 2026, there were no shareholders of record that owned 25% or more of the Fund’s outstanding shares.

Solicitation of Proxies. The Directors and employees of TCW and TCW Fund Distributors LLC may solicit proxies in person or virtually, or by mail or telephone. The Fund has engaged [EQ Fund Solutions] to provide shareholder meeting services as well as vote solicitation and tabulation services. A proxy may be revoked prior to its exercise by a signed writing filed with [EQ Fund Solutions, c/o PO Box 43131, Providence, RI, 02940-3131] or by attending the Meeting and voting in person. It is anticipated that the cost of [EQ Fund Solutions’] services will be approximately $[    ] and may increase substantially in the event that any vote is contested or increased solicitation efforts are required. The Fund will incur additional costs associated with preparing, printing, and mailing proxy materials and related shareholder communications. Please refer to the section of this Proxy Statement entitled “What are the costs associated with the reclassification?” for further information concerning these and other costs associated with this proposal.

The Fund may arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders will be asked for their Social Security Numbers or other identifying information. The shareholders will then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect.

Shareholders have the opportunity to vote via the Internet as directed on your Notice of Internet Availability of Proxy Materials. The giving of such a proxy will not affect your right to vote at the Meeting should you decide to attend. To vote via the Internet, you will need the “control” number that appears on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders and not the Fund.

To vote proxies or submit voting instructions by mail, please mark, sign, date and return the proxy card received with the Proxy Statement by following the instructions printed on the proxy card, or you can attend the Meeting in person. Persons holding shares as nominees will upon request be reimbursed by the Fund for their reasonable expenses in soliciting instructions from their principals.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before the Meeting, by a written revocation received by the Secretary of the Fund or by properly executing a later-dated proxy or by attending the Meeting and voting.

Shareholder Proposals. The Corporation is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Any shareholder who wishes to submit proposals to be considered at a special meeting of the shareholders should send such proposals to the Secretary of the Corporation at 515 South Flower Street, Los Angeles, California 90071. A shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Corporation at the address above in a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, the inclusion of any such proposals is subject to limitations under applicable federal and state laws.

Adjournment. One-third (33 1/3%) of the outstanding shares of the Corporation on the Record Date, represented in person or by proxy, must be present to constitute a quorum with respect to the proposal presented. If a quorum is not present or represented by proxy at the Meeting, the holders of a majority of the shares present in person or by proxy shall have the power to adjourn the Meeting to a later date, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Corporation to act as inspectors of election for the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

MISCELLANEOUS

Available Information

A copy of the Fund’s most recent prospectus, annual and semiannual shareholder reports, and Statement of Additional Information are available at no cost by visiting the Fund’s website at www.TCW.com; by calling (800) 386-3829; or by writing to TCW Funds, Inc., 515 South Flower Street, Los Angeles, CA 900071.

Other Business

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof and it is the intention of the persons named in the enclosed form of proxy to vote this proxy in accordance with their judgment on such matters.

Notice of Internet Availability of Proxy Materials for a household

Only one copy of the Notice of Internet Availability of Proxy Materials may be mailed to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of the Notice of Internet Availability of Proxy Materials and you are a holder of record of your shares, please call [(855) 372-3507]. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of the Notice of Internet Availability of Proxy Materials. Additional copies of the Notice of Internet Availability of Proxy Materials will be delivered promptly upon request. If in the future you do not want the mailing of notices of internet availability of proxy materials, proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of the Notice of Internet Availability of Proxy Materials and want future mailings to be combined with those of other members of your household, please contact TCW in writing at TCW Funds, Inc., 515 South Flower Street, Los Angeles, CA 900071, or by telephone at (800) 386-3829, or contact your financial service firm.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

Notice To Banks, Broker-Dealers and Voting Directors And Their Nominees.

Please advise TCW Funds, Inc., 515 South Flower Street, Los Angeles, CA 900071, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

October 2, 2026

TCW CONCENTRATED LARGE CAP GROWTH FUND, a series of

TCW FUNDS, INC.

515 South Flower Street

Los Angeles, California 90071

TCW

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

SAMPLE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your control *number* found below
3. By **PHONE** when you dial **1-888-227-9349** toll-free to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **1-800-758-5880** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

TCW CONCENTRATED LARGE CAP GROWTH FUND

A series of TCW Funds, Inc.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 9, 2026

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! SAMPLE TCW CONCENTRATED LARGE CAP GROWTH FUND A series of TCW Funds, Inc. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 9, 2026 The undersigned shareholder of TCW Concentrated Large Cap Growth Fund (the “Fund”), a series of TCW Funds, Inc. (the “Corporation”), acknowledges receipt of the Notice of the 2026 Special Meeting of Shareholders of the Fund and the Proxy Statement and hereby appoints Peter Davidson and Richard Villa, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of the Fund which the undersigned is entitled to vote at the 2026 Special Meeting of Shareholders of the Company to be held at the offices of TCW, 515 South Flower Street, Los Angeles, California 90071, on Wednesday, December 9, 2026, at 8:00 a.m. Pacific Daylight Time, and at any adjournments or postponements thereof, as indicated on this proxy card. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION, ON BEHALF OF THE FUND, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN UNANIMOUSLY APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED TO SHAREHOLDERS FOR APPROVAL.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-758-5880. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, DECEMBER 9, 2026. The Company’s Notice of 2026 Special Meeting of Shareholders and Proxy Statement are available on the Internet at: [ ]. [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

TCW CONCENTRATED LARGE CAP GROWTH FUND YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: PROPOSAL: FOR AGAINST ABSTAIN To approve reclassifying the diversification status of the Fund under the Investment Company Act of 1940, as amended, from diversified to non-diversified. O O O WE NEED YOUR PROXY VOTE IMMEDIATELY. YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. AT THE ANNUAL MEETING OF SHAREHOLDERS, THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ENTITLED TO VOTE ARE REPRESENTED. IN THAT EVENT, THE MEETING MAY BE ADJOURNED AND THE FUND, AT THE FUND’S EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE SPECIAL MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PROXY CARDS MUST BE RECEIVED BEFORE 8:00 A.M. PACIFIC DAYLIGHT TIME ON DECEMBER 9, 2026 TO BE COUNTED. THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]